Exhibit 99.6

INVESTOR 2019 DAY

CHRIS GOOD GROUP PRESIDENT, NORTH AMERICA NORTH AMERICA JANE LAUDER GLOBAL BRAND PRESIDENT, CLINIQUE

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH PRESTIGE BEAUTY US PRESTIGE BEAUTY: $26B, +7% IN FY18 40% of Total US Beauty • • 85% of US Beauty dollar growth Prestige Beauty: size includes all channels excluding Salons Source: NPD for TMM universe, IRI for Food, Drug, Mass, proprietary ELC sizing for additional channels

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH CONSUMERS DIVERSE, ENGAGED IN PRESTIGE BEAUTY 38% MULTI-ETHNIC TODAY, >50% BY 2050 42% GENZ AND MILLENNIALS; 30% AGELESS HIGHLY ENGAGED IN PRESTIGE BEAUTY 60% GenZ purchase Prestige Makeup •

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH CATEGORIES GROWTH DRIVERS US PRESTIGE BEAUTY: >7% of growth annually since FY16 SKIN CARE 27% OF MIX MAKEUP 46% OF MIX FRAGRANCE 23% OF MIX HAIR CARE 4% OF MIX 5.2% 0.6% FY17 FY18 FY17 FY18 FY17 FY18 FY17 FY18 Source: NPD. Category mix and growth are limited to NPD Department Store and Specialty Multi universe only 13.0% 5.0% 13.9% 2.2% 20.3% 12.8%

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH MEDIA: SHIFT TO DIGITAL DIGITAL: #1, >50% OF MEDIA CONVERGENCE OF MEDIA AND CONSUMPTION >24% of Gen Z and Millennials purchase • directly on social media Source: eMarketer, industry reports, consumer surveys

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH CHANNELS SIGNIFICANT SHIFTS SPECIALTY-MULTI: #1 CHANNEL ONLINE: DOUBLE-DIGIT GROWTH 8/10 CONSUMERS SHOP IN MORE THAN 5 CHANNELS

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH #1 COMPANY IN PRESTIGE BEAUTY $4.5B IN NET SALES IN NORTH AMERICA IN FY18 >250 MILLION UNITS SHIPPED ANNUALLY

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH WINNING BRANDS ACROSS KEY CATEGORIES SKIN CARE MAKEUP FRAGRANCE HAIR CARE ~1 of 4 products from ELC 30% of products from ELC #2 to #4 Fragrance company High growth • • • • • • • • 4 ELC brands in Top 10: EL, 4 ELC MAC, brands in Top 10: Gaining share Fragrances in Luxury Bumble, Aveda CL, LM, OR CL, Too Faced, EL Source: NPD Dept / Spec universe. Ranking excludes suppressed brands

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH NORTH AMERICA AS A GRANULAR EMERGING REGION

WIN WITH MORE CONSUMERS CHANGING DISTRIBUTION EQUILIBRIUM TARGETED MEDIA INVESTMENT AGILE, EMPOWERED ORGANIZATION BREAKTHROUGH INNOVATION PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH OUR FIVE GROWTH DRIVERS

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH OUR FIVE GROWTH DRIVERS WIN WITH MORE CONSUMERS CHANGING DISTRIBUTION EQUILIBRIUM TARGETED MEDIA INVESTMENT AGILE, EMPOWERED ORGANIZATION BREAKTHROUGH INNOVATION

CONSUMERS YESTERDAY “One size fits all” obsessed. Granular consumer and ll consumers; and execute with local relevance PRESTIGE BEAUTY ELC TODAYBETTER E WIN WITH MORE XPOSED TO GROWTH market insights TODAY Consumer to win with a

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH DOUBLE CLICK: LO CALLY-RELEVANT EXECUTION Chicago: From 1 Designated Market Area to >10 catchments 2,600 CONSUMER-CENTRIC CATCHMENTS

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH DOUBLE CLICK: LA MER GRANULAR LAUNCH ACTIVATION COPY IN MILLENNIAL CATCHMENTS COPY IN LATINA CATCHMENTS COPY IN ASIAN CATCHMENTS

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH

CHANGING DISTRIBUTION EQUILIBRIUM

YESTERDAY

Bricks and Department Stores

TODAY

Fast growing, brand equity building channels

PIVOT: MIX OF BUSINESS BY CHANNEL


>15% CAGR
Fast growing and brand equity building channels
-6% CAGR
Declining channels e.g., DS Bricks, Salons
FY15
FY19 E

All stats cover FY15-FY19 period (Jan estimate)

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH TARGETED MEDIA INVESTMENT TO WIN IN MUST WIN SUBCATEGORIES YESTERDAY Print and TV; broad messages TODAY Digital and social; personalized targeting

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH AGILE, EMPOWERED ORGANIZATION YESTERDAY ‘Traditional’ capabilities TODAY Fueling Retail Excellence, Centers of Excellence, and resource allocation Talent and PL re-engineering to fuel growth UNLOCKING THE POWER OF THE FIELD BEST-IN-CLASS CAPABILITIES ORGANIZATION READINESS TO EXECUTE WITH EXCELLENCE

PRESTIGE BEAUTY ELC TODAY BETTER EXPOSED TO GROWTH BETTER EXPOSED TO GROWTH

Clinique US: Better exposed to growth

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Clinique in the US ~60M units 1 in 4 beauty products purchased atMacy’sisClinique +10% recruitment frommass

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Our Consumers ~20 million activecustomers +40% retention

CLINIQUE TODAY
BETTER EXPOSED TO GROWTH

Moisturizer business in US

#1 prestige moisturizer

And we sell more moisturizers in the US than…

ESTĒE LAUDER
LANCÔME
BOBBI BROWN
M·A·C
SHISEIDO
ORIGINS
LA MER

Source: March 2016-March 2019 NPD

CLINIQUE TODAY Moisturizer business in US 25% of prestige moisturizers Source: Derived from NPD data pull June 2017 – July 2018. Based on units of prestige moisturizers sold in DS & SMC. BETTER EXPOSED TO GROWTH

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Moisturizer business in US #1 prestige moisturizer Andwesellmore intheUSthan… moisturizers Source: March 2016-March 2019 NPD

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Moisturizer business in US ~25% of prestige moisturizers Source: Derived from NPD data pull June 2017 – July 2018. Based on units of prestige moisturizers sold in DS & SMC.

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Moisturizer business in US We sell one moisturizerevery 4seconds

CLINIQUE TODAY
BETTER EXPOSED TO GROWTH


The "one"
Revolutionary.
Create your custom-blend hydrator.
Hydrate + treat. 15 combinations.
Customize, don't compromise.
Concerned with irritation? Pores and uneven skin texture? Uneven skin tone? Fatigue? Lines and wrinkles? Choose one of three hydration bases, insert one of five cartridges with concentrated actives and you're done. Instant, optimized results with every use. Three months of product in each bottle. Great skin, your way. International patent pending.
New. Clinique iD.™ 125ml, 00.*
Find yours with Clinique Clinical Reality.™
clinique.com.
No parabens.
No phthalates.
No fragrance.
Just happy skin.
CLINIQUE
Allergy Tested. 100% Fragrance Free.

CLINIQUE TODAY BETTER EXPOSED TO GROWTH The “one”

[LOGO]

• Always formulated for aximum results without inritation. • parabens. No phthalates. r\J No fragrance. Just happy skin. Allergy Tested.100% Fragrance Free.

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Recruiting new consumers with Clinique iD 1.5B potentialimpressions 18% engagement +40% newcustomers

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Targeted Content & Media Investment ~80% mediaspendindigital, influencers&experiences ~30% reducedcost of customeracquisition iDisover-indexing withconsumers under 35

CLINIQUE TODAY BETTER EXPOSED TO GROWTH Clinique iD Early Results

CLINIQUE TODAY BETTER EXPOSED TO GROWTH A new kind of breakthrough innovation Clinique iD & beyond

CLINIQUE TODAY BETTER EXPOSED TO GROWTH cA uneswtkoinmd oifzation =breakthrough innovation iCnlicnilquuseiioDn& beyond

And this is just the beginning… Foundation Everything we know about skin care goes into our foundation.

FORWARD-LOOKING INFORMATION AND NON-GAAP DISCLOSURES Statements in the Investor Day presentations, including remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address our expectations regarding sales, earnings or other future financial performance and liquidity, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, our long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like “expect,” “will,” “will likely result,” “would,” “believe,” “estimate,” “planned,” “plans,” “intends,” “may,” “should,” “could,” “anticipate,” “estimate,” “project,” “projected,” “forecast,” and “forecasted” or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements are described in our Investor Day materials as well as the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company assumes no responsibility to update forward-looking statements made herein or otherwise. Our Investor Day materials also include non-GAAP financial measures. We use certain non-GAAP financial measures, among other financial measures, to evaluate our operating performance, which represent the manner in which we conduct and view our business. Management believes that excluding certain items that are not comparable from period to period, or do not reflect our underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period to period. Our non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While we consider the non-GAAP measures useful in analyzing our results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included in our Investor Day materials as well as on the Investors area of the Company’s website, www.elcompanies.com, under the heading “GAAP Reconciliation.”